Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Fourth Quarter and Full Year 2020 Financial Results

HAYWARD, Calif., February 17, 2021 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 25, 2020.

“UCT delivered another solid quarter to conclude an extraordinary year where we reached many new milestones, including record revenue and earnings per share, marking the fifth straight year we significantly outperformed the overall wafer fab equipment industry,” said Jim Scholhamer, CEO. “Industry demand remains robust and we continue to position ourselves for new opportunities. We are excited about our acquisition of Hamlet and expect to close the transaction by early Q2 of 2021”.

Fourth Quarter 2020 GAAP Financial Results

Total revenue was $369.6 million. SPS contributed $299.5 million and SSB added $70.1 million. Total gross margin was 21.0%, operating margin was 9.0%, and net income was $22.6 million or $0.56 and $0.55 per basic and diluted share. This compares to total revenue of $363.3 million, gross margin of 20.5%, operating margin of 9.6%, and net income of $24.4 million or $0.60 and $0.59 per basic and diluted share in the prior quarter.

Fourth Quarter 2020 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 21.5%, operating margin was 11.9%, and net income was $33.5 million or $0.81 per diluted share. This compares to gross margin of 21.0%, operating margin of 11.6%, and net income of $29.9 million or $0.73 per diluted share in the prior quarter.

Full Year 2020 GAAP Financial Results

Total revenue was $1,398.6 million. SPS contributed $1,131.2 million and SSB added $267.4 million. Total gross margin was 20.9%, operating margin was 8.7%, and net income was $77.6 million or $1.93 and $1.89 per basic and diluted share. This compares to total revenue of $1,066.2 million, gross margin of 18.5%, operating margin of 2.8%, and net loss of $9.4 million or $0.24 per basic and diluted share in the prior year.

Full Year 2020 Non-GAAP Financial Results

On a non-GAAP basis, the company reported gross margin of 21.4%, operating margin of 11.3%, and net income of $115.0 million or $2.80 per diluted share. This compares to the gross margin of 19.3% operating margin of 7.8%, and net income of $46.5 million or $1.16 per diluted share in the prior year.

First Quarter 2021 Outlook

Due to limited visibility resulting from the pandemic, the Company has widened its guidance ranges to reflect the heightened uncertainty in the marketplace. The Company expects revenue in the range of $375.0 million to $405.0 million and GAAP diluted net income per share to be between $0.61 and $0.74. The Company expects non-GAAP diluted net income per share to be between $0.80 and $0.93.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10151480. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 27, 2019 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 25,	December 27,	December 25,	December 27,
	2020	2019	2020	2019

Revenues:
Product	$299,495	$230,206	$1,131,151	$840,866
Services	70,133	56,207	267,431	225,378
Total revenues	369,628	286,413	1,398,582	1,066,244
Cost of revenues:
Product	247,103	193,321	934,716	719,103
Services	44,880	36,696	172,105	150,275
Total cost of revenues	291,983	230,017	1,106,821	869,378
Gross profit	77,645	56,396	291,761	196,866
Operating expenses:
Research and development	3,987	3,632	14,829	14,618
Sales and marketing	6,569	5,755	25,128	22,393
General and administrative	33,915	42,505	130,434	129,942
Total operating expenses	44,471	51,892	170,391	166,953
Income from operations	33,174	4,504	121,370	29,913
Interest income	179	32	875	448
Interest expense	(3,758)	(5,656)	(16,852)	(25,555)
Other income (expense), net	(2,512)	(6,676)	(5,722)	(2,394)
Income (loss) before provision for income taxes	27,083	(7,796)	99,671	2,412
Provision for income taxes	4,349	1,811	19,281	10,031
Net income (loss)	22,734	(9,607)	80,390	(7,619)
Less: Net income attributable to noncontrolling interests	180	660	2,785	1,732
Net income (loss) attributable to UCT	$22,554	$(10,267)	$77,605	$(9,351)

Net income (loss) per share attributable to UCT common stockholders:
Basic	$0.56	$(0.26)	$1.93	$(0.24)
Diluted	$0.55	$(0.26)	$1.89	$(0.24)
Shares used in computing net income (loss) per share:
Basic	40,521	39,778	40,198	39,467
Diluted	41,353	39,778	41,074	39,467

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	December 25,	December 27,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$200,274	$162,531
Accounts receivable, net of allowance	145,539	112,694
Inventories	180,385	172,420
Prepaid expenses and other current assets	18,895	19,400
Total current assets	545,093	467,045

Property, plant and equipment, net	159,150	145,272
Goodwill	171,132	171,087
Intangibles assets, net	160,519	180,318
Deferred tax assets, net	23,513	15,498
Operating lease right-of-use assets	37,821	34,877
Other non-current assets	5,315	5,209
Total assets	$1,102,543	$1,019,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$7,361	$8,842
Accounts payable	121,328	133,058
Accrued compensation and related benefits	34,532	24,825
Operating lease liabilities	11,721	13,179
Other current liabilities	26,335	30,694
Total current liabilities	201,277	210,598

Bank borrowings, net of current portion	261,619	283,390
Deferred tax liabilities	33,571	25,183
Operating lease liabilities	31,050	28,828
Other liabilities	23,812	18,800
Total liabilities	551,329	566,799

Equity:
UCT stockholders’ equity:
Common stock	309,589	297,693
Retained earnings	217,972	140,367
Accumulated other comprehensive loss	5,087	(1,334)
Total UCT stockholders' equity	532,648	436,726
Noncontrolling interest	18,566	15,781
Total equity	551,214	452,507
Total liabilities and equity	$1,102,543	$1,019,306

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Fiscal Year Ended
	December 25,	December 27,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$80,390	$(7,619)
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	46,635	43,360
Stock-based compensation	12,743	12,065
Deferred income taxes	375	(3,563)
Change in the fair value of financial instruments and earn-out liability	7,653	2,799
Others	(2,402)	1,964
Changes in assets and liabilities:
Accounts receivable	(32,693)	(4,488)
Inventories	(8,017)	22,292
Prepaid expenses and other current assets	1,243	3,747
Other non-current assets	(106)	12
Accounts payable	(12,559)	31,017
Accrued compensation and related benefits	9,696	9,006
Operating lease assets and liabilities	(1,111)	7,130
Income taxes payable	2,785	(2,906)
Other liabilities	(7,354)	6,153
Net cash provided by operating activities	97,278	120,969
Cash flows from investing activities:
Purchases of property, plant and equipment	(36,427)	(26,312)
Proceeds from sale of property and equipment, including insurance proceeds	6,601	7,002
Acquisition of Dynamic Manufacturing Solutions, LLC	—	(29,873)
Net cash used in investing activities	(29,826)	(49,183)
Cash flows from financing activities:
Proceeds from bank borrowings	76,690	41,847
Proceeds from issuance of common stock	604	342
Payments on bank borrowings and finance leases	(105,475)	(93,065)
Payment of contingent earn-out	(1,428)	—
Withholding tax on employee equity compensation	(1,500)	(1,841)
Others	—	(641)
Net cash used in financing activities	(31,109)	(53,358)
Effect of exchange rate changes on cash and cash equivalents	1,400	(42)
Net increase in cash and cash equivalents	37,743	18,386
Cash and cash equivalents at beginning of period	162,531	144,145
Cash and cash equivalents at end of period	$200,274	$162,531

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	December 25, 2020			December 25, 2020
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$299,495	$70,133	$369,628	$299,495	$70,133	$369,628
Gross profit	$52,392	$25,253	$77,645	$53,330	$26,276	$79,606
Gross margin	17.5%	36.0%	21.0%	17.8%	37.5%	21.5%
Income from operations	$25,905	$7,269	$33,174	$32,461	$11,450	$43,911
Operating margin	8.6%	10.4%	9.0%	10.8%	16.3%	11.9%

	Three Months Ended
	December 25, 2020
	SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$52,392	$25,253	$77,645
Amortization of intangible assets (1)	-	1,023	1,023
Restructuring charges (2)	242	-	242
Stock-based compensation expense (3)	696	-	696
Non-GAAP gross profit	$53,330	$26,276	$79,606

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.5%	36.0%	21.0%
Amortization of intangible assets (1)	0.0%	1.5%	0.3%
Restructuring charges (2)	0.1%	-	0.0%
Stock-based compensation expense (3)	0.2%	-	0.2%
Non-GAAP gross margin	17.8%	37.5%	21.5%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$25,905	$7,269	$33,174
Amortization of intangible assets (1)	1,173	3,777	4,950
Restructuring charges (2)	998	5	1,003
Stock-based compensation expense (3)	3,361	399	3,760
Acquisition related costs (4)	1,024	-	1,024
Non-GAAP income from operations	$32,461	$11,450	$43,911

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	8.6%	10.4%	9.0%
Amortization of intangible assets (1)	0.4%	5.4%	1.3%
Restructuring charges (2)	0.4%	0.0%	0.3%
Stock-based compensation expense (3)	1.1%	0.5%	1.0%
Acquisition related costs (4)	0.3%	0.0%	0.3%
Non-GAAP operating margin	10.8%	16.3%	11.9%

1	Amortization of intangible assets related to the Company's acquisitions of Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents costs related to the proposed acquisition of Ham-Let Ltd.

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
	December 25,	December 27,	September 25,	December 25,	December 27,
	2020	2019	2020	2020	2019
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to UCT on a GAAP basis	$22,554	$(10,267)	$24,365	$77,605	$(9,351)
Amortization of intangible assets (1)	4,950	5,091	4,949	19,799	20,090
Restructuring charges (2)	1,003	13,552	400	4,573	16,667
Stock-based compensation expense (3)	3,760	3,537	3,284	12,899	13,062
Fair value adjustments (4)	3,266	6,562	200	7,624	7,457
Acquisition related costs (5)	1,024	111	-	1,024	3,861
Gain on the sale of property (6)	-	-	(1,352)	(1,352)	-
Depreciation adjustments (7)	-	-	-	-	(360)
Income tax effect of non-GAAP adjustments (8)	(2,521)	(6,001)	(1,352)	(8,200)	(14,343)
Income tax effect of valuation allowance (9)	(525)	3,440	(616)	994	9,461
Non-GAAP net income attributable to UCT	$33,511	$16,025	$29,878	$114,966	$46,544

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$33,174	$4,504	$34,822	$121,370	$29,913
Amortization of intangible assets (1)	4,950	5,091	4,949	19,799	20,090
Restructuring charges (2)	1,003	13,500	260	4,433	15,821
Stock-based compensation expense (3)	3,760	3,537	3,284	12,899	13,062
Fair value adjustments (4)	-	-	-	-	895
Acquisition related costs (5)	1,024	111	-	1,024	3,863
Gain on the sale of property (6)	-	-	(1,352)	(1,352)	-
Depreciation adjustments (7)	-	-		-	(360)
Non-GAAP income from operations	$43,911	$26,743	$41,963	$158,173	$83,284

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.0%	1.6%	9.6%	8.7%	2.8%
Amortization of intangible assets (1)	1.3%	1.8%	1.4%	1.4%	1.9%
Restructuring charges (2)	0.3%	4.7%	0.1%	0.3%	1.5%
Stock-based compensation expense (3)	1.0%	1.2%	0.9%	0.9%	1.1%
Fair value adjustments (4)	0.0%	0.0%	0.0%	0.0%	0.1%
Acquisition related costs (5)	0.3%	0.0%	0.0%	0.1%	0.4%
Gain on the sale of property (6)	0.0%	0.0%	-0.4%	-0.1%	0.0%
Non-GAAP operating margin	11.9%	9.3%	11.6%	11.3%	7.8%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$77,645	$56,396	$74,576	291,761	196,866
Amortization of intangible assets (1)	1,023	1,023	1,022	4,090	4,090
Restructuring charges (2)	242	21	260	988	1,041
Stock-based compensation expense (3)	696	875	383	2,112	2,853
Fair value adjustments (4)	-	-	-	-	895
Depreciation adjustments (7)	-	-	-	-	(316)
Non-GAAP gross profit	$79,606	$58,315	$76,241	$298,951	$205,429

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	21.0%	19.7%	20.5%	20.9%	18.5%
Amortization of intangible assets (1)	0.3%	0.4%	0.3%	0.3%	0.4%
Restructuring charges (2)	0.0%	0.0%	0.1%	0.1%	0.1%
Stock-based compensation expense (3)	0.2%	0.3%	0.1%	0.2%	0.3%
Fair value adjustments (4)	0.0%	0.0%	0.0%	0.0%	0.1%
Depreciation adjustments (7)	0.0%	0.0%	0.0%	0.0%	-0.1%
Non-GAAP gross margin	21.5%	20.4%	21.0%	21.4%	19.3%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(6,091)	$(12,300)	$(4,986)	$(21,699)	$(27,501)
Restructuring charges (2)	-	52	140	140	847
Fair value adjustments (4)	3,266	6,562	200	7,624	6,562
Non-GAAP interest and other income (expense)	$(2,825)	$(5,686)	$(4,646)	$(13,935)	$(20,092)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$0.55	$(0.26)	$0.59	1.89	(0.24)
Amortization of intangible assets (1)	0.12	0.13	0.12	0.48	0.50
Restructuring charges (2)	0.02	0.34	0.01	0.11	0.42
Stock-based compensation expense (3)	0.09	0.09	0.08	0.32	0.33
Fair value adjustments (4)	0.08	0.16	0.00	0.19	0.19
Acquisition related costs (5)	0.02	0.00	-	0.02	0.10
Gain on the sale of property (6)	-	-	(0.03)	(0.03)	-
Depreciation adjustments (7)	-	-		-	(0.01)
Income tax effect of non-GAAP adjustments (8)	(0.06)	(0.15)	(0.03)	(0.20)	(0.36)
Income tax effect of valuation allowance (9)	(0.01)	0.09	(0.01)	0.02	0.23
Non-GAAP net income	$0.81	$0.40	$0.73	$2.80	$1.16
Weighted average number of diluted shares (thousands) on a non-GAAP basis	41,353	40,025	41,149	41,074	40,027

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended			Twelve Months Ended
	December 25,	December 27,	September 25,	December 25,	December 27,
	2020	2019	2020	2020	2019
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$4,349	$1,811	$4,776	19,281	10,031
Income tax effect of non-GAAP adjustments (7)	2,521	6,001	1,352	8,200	14,343
Income tax effect of valuation allowance (8)	525	(3,440)	616	(994)	(9,461)
Non-GAAP provision for income taxes	$7,395	$4,372	$6,744	$26,487	$14,913

Income (loss) before income taxes on a GAAP basis	$27,083	$(7,796)	$29,836	99,671	2,412
Amortization of intangible assets (1)	4,950	5,091	4,949	19,799	20,090
Restructuring charges (2)	1,003	13,552	400	4,573	16,667
Stock-based compensation expense (3)	3,760	3,537	3,284	12,899	13,062
Fair value adjustments (4)	3,266	6,562	200	7,624	7,457
Acquisition related costs (5)	1,024	111	-	1,024	3,861
Gain on the sale of property (6)	-	-	(1,352)	(1,352)	-
Depreciation adjustments (7)	-	-	-	-	(360)
Non-GAAP income before income taxes	$41,086	$21,057	$37,317	$144,238	$63,189
Effective income tax rate on a GAAP basis	16.1%	-23.2%	16.0%	19.3%	415.9%
Non-GAAP effective income tax rate	18.0%	20.8%	18.1%	18.4%	23.6%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Fair value adjustments related to contingent consideration, purchase obligation, DMS' sold inventories, forward hedge contracts

5	Represents costs related to the acquisitions

6	Represents gain realized on the sale of land in South Korea

7	Depreciation adjustments related to QGT's fixed assets

8	Tax effect of items (1) through (7) above based on the non-GAAP tax rate shown below

9	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.